J.P. Morgan Income Funds

JPMorgan Emerging Markets Debt Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated August 31, 2009
to the Prospectuses dated July 1, 2009, as Supplemented

Portfolio Manager Change. On August 20, 2009, the JPMorgan Emerging Markets Debt Fund (the “Fund”) supplemented its prospectuses to indicate that Robert Michele had begun serving as portfolio manager to the Fund. J.P. Morgan Investment Management Inc. (“JPMIM”) expects Pierre-Yves Bareau to join JPMIM sometime in the fall and join the emerging markets debt portfolio management team. It is expected that Mr. Bareau will report to Mr. Michele and become the portfolio manager to the Fund in the future. The prospectuses will be supplemented once Mr. Bareau assumes portfolio management of the Fund. Mr. Bareau is joining JPMIM from Fortis Investments, where he was the Chief Investment Officer for emerging markets debt for more than 10 years. Prior to joining Fortis in 1998, Mr. Bareau held a variety of emerging market debt investment management positions at FP Consult and BAREP Asset Management. Until Mr. Bareau assumes management of the Fund, Mr. Michele will continue to serve as portfolio manager of the Fund. As indicated in the August 20, 2009 supplement, the following paragraph has replaced the relevant disclosure under the heading “Emerging Markets Debt Fund” in “The Portfolio Managers” subsection in “The Fund’s Management and Administration” section for the Fund:

Emerging Markets Debt Fund

Robert Michele, CFA and Managing Director, is the lead portfolio manager and is responsible for the day-to-day management of the Fund. Mr. Michele is the Global Chief Investment Officer with J.P. Morgan Asset Management’s Global Fixed income and Currency Group. In this role, he is responsible for overseeing the activities of the New York and London fixed income investment teams. Prior to joining JPMIM in 2008, Mr. Michele was at Schroder Investment Management for ten years, most recently serving as the global head of fixed income. He also previously served as the head of Schroder’s U.S. Fixed Income Group, based in New York.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-EMD-909